SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-12.

American Electric Power Company, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

YOUR VOTE IS IMPORTANT
PLEASE VOTE YOUR PROXY TODAY

Dear Shareholder:

According to our latest records, we have not received your voting instructions for the important annual meeting of American Electric Power Company Inc. to be held on Tuesday, April 25, 2023. Your vote is extremely important, no matter how many shares you hold.

For the reasons set forth in the proxy statement dated March 15, 2023, the Board of Directors unanimously recommends that you vote “FOR” Proposals 1, 2, 3, 4 and vote for “FOR 1 YEAR” for Proposal 5. Please sign, date and return the enclosed voting instruction form as soon as possible or, alternatively, you can vote online or by telephone (see the instructions below).

Vote Online: Go to the website www.envisionreports.com/AEP. Have your 15-digit control number listed on the voting instructions form ready and follow the online instructions. The 15-digit control number is printed in the shaded bar on the right side of your voting instruction form.

Vote by Telephone: Call toll-free 1-800-652-8683. Have your 15-digit control number listed on the voting instruction form ready and follow the simple instructions.

On behalf of your Board of Directors, thank you for your cooperation and continued support.

Sincerely,
Nicholas K. Akins
Executive Chair of the Board

IF YOU HAVE RECENTLY MAILED YOUR PROXY CARD OR CAST YOUR VOTE BY PHONE OR ONLINE, PLEASE ACCEPT OUR THANKS AND DISREGARD THIS REQUEST.

YOUR VOTE IS IMPORTANT
PLEASE VOTE YOUR PROXY TODAY

Dear Shareholder:

According to our latest records, we have not received your voting instructions for the important annual meeting of American Electric Power Company Inc. to be held on Tuesday, April 25, 2023. Your vote is extremely important, no matter how many shares you hold.

For the reasons set forth in the proxy statement dated March 15, 2023, the Board of Directors unanimously recommends that you vote “FOR” Proposals 1, 2, 3, 4 and vote for “FOR 1 YEAR” for Proposal 5. Please sign, date and return the enclosed voting instruction form as soon as possible or, alternatively, you can vote online or by telephone (see the instructions below).

Vote Online: Go to the website www.ProxyVote.com. Have your 16-digit control number listed on the voting instructions form ready and follow the online instructions. The 16-digit control number is printed in the shaded bar on the right side of your voting instruction form.

Vote by Telephone: Call toll-free 1-800-454-8683. Have your 16-digit control number listed on the voting instruction form ready and follow the simple instructions.

On behalf of your Board of Directors, thank you for your cooperation and continued support.

Sincerely,
Nicholas K. Akins
Executive Chair of the Board

IF YOU HAVE RECENTLY MAILED YOUR PROXY CARD OR CAST YOUR VOTE BY PHONE OR ONLINE, PLEASE ACCEPT OUR THANKS AND DISREGARD THIS REQUEST.